Filed Pursuant to Rule 497(e)
1933 Act File No. 333-215588
1940 Act File No. 811-23226
STF Tactical Growth & Income ETF (TUGN)
a series of Listed Funds Trust
(the “Fund”)

Supplement dated August 19, 2026 to the
Prospectus and Statement of Additional Information (“SAI”),
each dated July 30, 2026

Effective upon the open of trading on August 21, 2026 (the “Effective Date”), the Fund’s ticker symbol will change from “TUGN” to “SEPQ”. Accordingly, as of the Effective Date, all references to the Fund’s ticker symbol in the Prospectus and SAI are deleted and replaced with “SEPQ”.

No action is required by current shareholders of the Fund as a result of this change. In addition, the change in the Fund’s ticker symbol will have no effect on its investment objective or strategy.

Please retain this Supplement with your Prospectus and SAI for future reference.